SUBSCRIPTION AGREEMENT FOR SHARES OF COMMON STOCK OF
BAY PEAK 5 ACQUISITION CORP.

SUBSCRIPTION AGREEMENT (this “Agreement”) made as of this ___ day of February, 2010 by and among Bay Peak 5 Acquisition Corp., a Nevada corporation (the “Company”), and the subscribers identified on the signature page hereto (each a “Subscriber,” and collectively “Subscribers”).

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6), Regulation D (“Regulation D”) and/or Regulation S (“Reg S”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”);

WHEREAS, the Company desires to sell 10,000,000 shares of common stock of the Company, (”Shares”), at a per Share purchase price of $2.00; and

WHEREAS, the aggregate proceeds of the sale of the Shares contemplated hereby shall be held in escrow pursuant to the terms of an escrow agreement to be executed by the escrow agent identified therein (“Escrow Agent”) and the parties substantially in the form attached as an Exhibit to the Confidential Private Placement Memorandum delivered to the Subscriber along with this Subscription Agreement (the “Escrow Agreement”).

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.	Purchase And Sale Of The Shares

1.1           Purchase of Shares.  Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company, at a price of $2.00 per Share, that number of Shares as set forth on the signature page hereto (or such lesser number as the Company in its sole discretion may accept), for an aggregate purchase price as set forth on the signature page, payable to the order of “Bay Peak 5 Acquisition Corp.” by wire transfer of immediately available funds.  The funds will be held in escrow subject to the terms of the Escrow Agreement.

1.2.          The consummation of the transactions contemplated herein (the “Closing”) shall take place at the offices of Pillsbury Winthrop Shaw Pittman LLP in San Francisco, CA , upon the satisfaction or waiver of all conditions to closing set forth in this Agreement (“Closing Date”).  The obligation of the Company to sell the Shares to the Subscribers is subject to the satisfaction, at or before the Closing Date, of each of the following conditions:

(i)           Subscribers committing to purchase the aggregate number of Shares being offered by the Company and shall have executed and delivered this Agreement to the Company;

(ii)           the Subscribers shall have paid, in the aggregate, no less than $20,000,000 in cash to the Company;

(iii)           the Escrow Agent shall have executed and delivered to the Company the Escrow Agreement;

(iv)           certain holders of warrant of Bay Peak shall have deposited into a separate escrow account, an aggregate amount equal to $5,000,000 in connection with their exercise of 2,500,000 warrants of the Company at a per share exercise price of $2.00; and

(v)           the conditions to the consummation of the transactions contemplated by the Share Exchange Agreement dated January 27, 2010 among Bay Peak, Trunkbow have been satisfied.

2.	Representations By And Covenants Of Subscriber

INSTRUCTIONS:  If you are a resident of a jurisdiction other than the United States and a non-“U.S. Person” (as such term is defined in Rule 902(k) of Reg S (which definition for your convenience is included in Exhibit A attached hereto), then you do not need to respond to Section 2.1 below, but you must respond to Section 2.2 below.  All representations and covenants in this Article 2 (other than Section 2.2 [applicable to “U.S. Persons) and Section 2. (applicable to non-“U.S. Persons) shall be made by and of the Subscriber, regardless of whether the Subscriber is a U.S. Person or not.

2.1.              This Section does not need to be completed by Subscribers who are residents of a jurisdiction other than the United States and who are not “U.S. Persons.” The Subscriber represents that it is an “accredited investor” as such term is defined in Rule 501 of Reg D by virtue of the fact that Subscriber comes within any one or more of the following categories (please initial below all as applicable).

_____	(a) Any natural person whose individual net worth or joint net worth with that person’s spouse, at the time of his purchase, exceeds U.S. $1,000,000;

_____
(b)      Any natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person’s spouse is in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income in the current year, or

_____	(c) Any entity in which all of the equity owners are accredited investors.

The Subscriber acknowledges that the Company has the right to require evidence of the Subscriber’s status as an accredited investor.

2.2.            To be completed by residents of a jurisdiction other than ther United States who are not “U.S. Persons”.  Notwithstanding anything contained in Section 2.2, by initializing _____  this line the Subscriber represents, warrants and acknowledges that:

a)                   it is not a “U.S. Person,” as defined in Rule 902(k) of Reg. S (which definition is included in Exhibit A attached hereto) and is not acquiring the Shares for the account or benefit of any U.S. person; d

b)                   the offering and sale of the Shares to the Subscriber is intended to be exempt under the Act by virtue of Reg. S;

c)                   the purchase of the Shares by the Subscriber is not taking place within the “United States,” as defined in Rule 902(l) of Reg. S, but rather in an “offshore transaction,” as defined in Rule 902 (h) of Reg. S;

d)              the Shares have not been registered under the Act and as such the Subscriber agrees to resell the Shares only in accordance with (and the Company will only register transfers in accordance with) the provisions of Reg. S (subject to the other provisions hereof), pursuant to registration under the Act or pursuant to an exemption from the registration requirements of the Act; and

e)              the Shares have not been registered under the laws of any other country or jurisdiction, and the Company takes no responsibility for complying with such laws.

2.3.
The Subscriber acknowledges that it has read all of the documents furnished or made available by the Company, and Subscriber represents that it understands the nature of this investment, which may result in the loss of the total amount of such investment.

2.4.     The Subscriber recognizes that an investment in the Company involves risk for many reasons, including without limitation, that (i) only investors who can afford the loss of their entire investment of money should consider purchasing the Shares; (ii) no viable public market may develop for the Shares and an investor may not be able to liquidate its investment and (iii) transferability of the Shares is extremely limited. The Subscriber has adequate means of providing for his current needs and possible personal contingencies, and the Subscriber has no need, and anticipates no need in the foreseeable future, for liquidity in his investment in the Shares.  The Subscriber is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, the Subscriber is able to hold the Shares for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment in the event such loss should occur.

2.5.     The Subscriber has not made an overall commitment to investments which are not readily marketable that are disproportionate to his net worth, and his investment in the Shares will not cause such overall commitment to become excessive.

2.6.      The Subscriber acknowledges and hereby represents that during the course of this transaction it has been furnished by the Company with all information regarding the Company which it requested or desired to know; and that it has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of this offering.

2.7.      The offer to sell the Shares was directly communicated to such Subscriber by the Company.  At no time was such Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

2.8.      The Subscriber acknowledges and agrees that it has been advised to consult with its own attorney regarding all legal and tax matters concerning an investment in Shares, including the execution of the documents related thereto, has had adequate opportunity to do so, and has done so the extent the Subscriber considers necessary or advisable.  The Subscriber further acknowledges and agrees that neither the Company  nor any of its affiliates is making any representation or warranty about any legal or tax matter concerning an investment in the Shares, and that the Subscriber has not received or relied on any legal or tax advice from the Company or any of its affiliates.

2.9.      The Subscriber acknowledges that this offering of Shares has not been reviewed by the United States Securities and Exchange Commission (“SEC”) because of the Company’s representations that this is intended to be a non-public offering pursuant to Section 3(b) and/or Section 4(2) of the Act and Rule 506 under Reg. D and/or Rule 903 under Reg S.  The Subscriber is purchasing the Shares solely for investment purposes, for the Subscriber's own account, and not with a view towards the distribution or dissemination thereof and the Subscriber has no present arrangement to sell the Shares to or through any person or entity.

2.10.    The Subscriber understands and consents to the placement of a legend on any certificate or other document evidencing the Shares stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.  Each certificate evidencing the Shares shall bear the legends set forth below, or legends substantially equivalent thereto, together with any other legends that may be required by federal or state securities laws at the time of the issuance of the Shares:

THE ISSUANCE AND SALE OF THE SHARES OF BAY PEAK 5 ACQUISITION CORP. REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER HEREOF THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

  If the Subscriber is not a “U.S. Person” as defined in Rule 902(k) of Reg. S (which definition is included in Exhibit A attached hereto), then any certificate representing the Shares shall also contain the following legend:

THE SHARES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS, UNLESS AND UNTIL REGISTERED UNDER THE ACT OR THE ISSUER OF THE SHARES (THE “ISSUER”) HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.  ACCORDINGLY, THE SHARES ARE BEING OFFERED AND SOLD ONLY OUTSIDE OF THE UNITED STATES IN COMPLIANCE WITH REGULATION S OF THE ACT.

2.11.              The Subscriber understands that there is no market for any of the Company’s securities.  In addition, Rule 144 (the “Rule”) promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act.  The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability.  The Subscriber consents that the Company may permit the transfer of the Shares out of its name only when its request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable foreign securities or U.S. state “blue sky” laws (collectively “Securities Laws”).  The Subscriber agrees to hold the Company and its successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by it contained herein or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

2.12.              The Subscriber hereby represents that no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company except as set forth herein and in the Private Placement Memorandum.

2.13.              The Subscriber represents and warrants that it has not retained any finder, broker, agent, or other intermediary in connection with the transactions contemplated by this Agreement and agrees to indemnify and hold harmless the Company from any liability for any compensation to any such intermediary retained by Subscriber and the fees and expenses of defending against such liability or alleged liability.

2.14.              The Subscriber acknowledges that it understands that the Company may need to raise additional capital in the future through private financings in order to develop its business, which may include the sale of equity securities.  The issuance of these equity securities could result in dilution to the Subscriber.  The Subscriber acknowledges that it understands that if the Company is unable to raise capital when needed, the Company may not be able to operate its business as planned, and even if the Company is able to operate its business, its inability to raise capital in the future could adversely affect its ability to operate effectively.

2.15.              The Subscriber has the requisite power and authority to enter into and perform this Agreement and any other transaction document and to purchase the Shares being issued to it hereunder.  The execution, delivery and performance of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership actions, and no further consent or authorization of such Subscriber or its board of directors, stockholders, partners, or members, as the case may be, is required.  This Agreement has been duly authorized, executed and delivered by such Subscriber and constitutes a valid and binding obligation of such Subscriber enforceable against such Subscriber in accordance with the terms hereof and thereof, as the case may be.

2.16.              The execution, delivery and performance of this Agreement and the consummation by such Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Subscriber’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber).  Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Shares in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein..

3.	Representations By The Company

The Company represents and warrants to the Subscriber that as of the date of this Agreement, upon acceptance of this subscription by the Company:

3.1.          Organization, Qualifications and Corporate Power.  The Company is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its properties and to carry on its business as presently conducted. The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform this Agreement.

3.2.           Authorization of Agreement, Etc.  The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the issuance, sale and delivery of the Shares have been duly authorized by all requisite corporate action and do not violate or conflict with any law, any order, judgment, decree, rule or regulation of any court or other agency of government, the Articles of Incorporation of the Company, as currently effective or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or violate or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default, or give rise to any right of termination or acceleration under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

3.3.           Validity.  This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

4.	Miscellaneous

4.1.           Indemnity. The Subscriber agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company, within the meaning of Section 15 of the Act against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein.

4.2.           Notice.  Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company at the address set forth above (Attention: Cory Roberts), and to the Subscriber at its address indicated on the last page of this Agreement.  Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

4.3.           No Amendments.  This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged.

4.4.           Right of Company to Reduce Subscriptions.  The Subscriber understands that notwithstanding the number of Shares subscribed for herein, in the event that the subscriptions received from all Subscribers exceed the maximum offering amount of $20,000,000 in the aggregate, the Company shall determine, in its sole discretion, the number of Shares to be issued to each Subscriber so that the total amount of the Offering does not exceed $20,000,000.  In such an event, the Company may choose to reject the Subscriber’s subscription or accept the Subscriber’s subscription for an amount of Shares that is less than the full amount of Shares subscribed for herein.  If a subscription is accepted for less than the full amount, or rejected, all funds on deposit with respect to such subscription which are not accepted, will be returned to the Subscriber, without interest and without deduction

4.5.           Binding Upon Successors.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

4.6.           Governing Law.  Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the internal laws of the State of New York.

4.7.           Execution in Counterparts.  This Agreement may be executed in counterparts.  Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Shares as herein provided; subject, however, to the right hereby reserved to the Company to reject this subscription.

4.8.           Waiver Not Deemed Consent.  It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

4.9.           Further Assurances.  The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

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IN WITNESS WHEREOF, Subscriber has executed this Subscription Agreement as of the day and year first written above.

SUBSCRIBER:

IF CORPORATION OR OTHER BUSINESS ENTITY:
______________________________
[Insert Name or Entity]

By:___________________________
Name:_________________________
Its:_________________________

______________________________

______________________________
Address of Subscriber

____________________________
Email Address of Subscriber

____________________________
Fax Number of Subscriber

______________________________
Identification Number of Subscriber

Number of Shares Being Subscribed For: ________:  Aggregate Purchase Price:  $______

IF INDIVIDUAL:

______________________________
Signature of Subscriber

______________________________
[Print Name]

______________________________

______________________________
Address of Subscriber

____________________________
Email Address of Subscriber

____________________________
Fax Number of Subscriber

______________________________
Identification Number of Subscriber

Number of Shares Being Subscribed For: _________:  Aggregate Purchase Price:  $______

Bay Peak 5 Acquisition Corp. hereby accepts the subscription of _____________ attached hereto for ______________ Shares and ____________ at a price per share of $2.00, for an aggregate purchase price of $______.

BAY PEAK 5 ACQUISITION CORP.

By:
Name:
Title:
_____________, 2010

EXHIBIT A TO SUBSCRIPTION AGREEMENT

Please note the following definitions as set forth in Rule 902(k) of Regulation S promulgated under the Securities Exchange Act of 1933, as amended (the “Act”).

1.	“U.S. person” means:

Any natural person resident in the United States;

i.	Any partnership or corporation organized or incorporated under the laws of the United States;

ii.	Any estate of which any executor or administrator is a U.S. person;

iii.	Any trust of which any trustee is a U.S. person;

iv.	Any agency or branch of a foreign entity located in the United States;

v.	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

vi.	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

vii.	Any partnership or corporation if:

A.	Organized or incorporated under the laws of any foreign jurisdiction; and

B.
Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D) who are not natural persons, estates or trusts.

2.	The following are not “U.S. persons”:

i.
Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

ii.	Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:

A.	An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

B.	The estate is governed by foreign law;

iii.
Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

iv.	An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

v.	Any agency or branch of a U.S. person located outside the United States if:

A.	The agency or branch operates for valid business reasons; and

B.	The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

vi.
The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.